Principal Exchange-Traded Funds
Supplement dated July 31, 2020
to the Prospectus dated November 1, 2019
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

Effective on or about August 17, 2020, delete the row for Principal Spectrum Preferred Securities Active ETF in the table and replace with the following:

Fund	Ticker Symbol	Principal U.S. Listing Exchange
Principal Spectrum Preferred Securities Active ETF	PREF	NYSE Arca

SUMMARY FOR PRINCIPAL SPECTRUM PREFERRED SECURITIES ACTIVE ETF

Delete all information regarding the stock split and replace with the following:

Effective on or about August 17, 2020, the primary listing exchange of the Fund will be changed from Cboe BZX Exchange, Inc. to NYSE Arca, Inc. On that date, all references to Cboe BZX Exchange, Inc. as the primary listing exchange of the Fund are changed to NYSE Arca, Inc.